UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _____________________________________________________________________________
FORM 8-K
_____________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): 10/30/2023
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Schneider National, Inc.
(Exact Name of Registrant as Specified in Charter)
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Wisconsin	001-38054		39-1258315
(State of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)
3101 South Packerland Drive	Green Bay	WI	54313
(Address of Principal Executive Offices)			(Zip Code)
(920) 592-2000
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, no par value	SNDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01.    Other Events.
On November 1, 2023, the Company announced that on October 30, 2023, the Board approved a quarterly cash dividend for the fourth fiscal quarter of 2023 in the amount of $0.09 per share to holders of the Company's Class A and Class B common stock. The dividend is payable to the Company's shareholders of record at the close of business on December 8, 2023 and is expected to be paid on January 8, 2024.

ITEM 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.
Exhibit No.    Description of Exhibit
99.1    Press Release dated November 1, 2023
104    The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2023	SCHNEIDER NATIONAL, INC.

By:	/s/ Thomas G. Jackson
Name:	Thomas G. Jackson
Title:	Executive Vice President, General Counsel and Corporate Secretary